Exhibit 10.1

EXECUTION VERSION

EXTENSION OF LIMITED WAIVER AGREEMENT

This EXTENSION OF LIMITED WAIVER AGREEMENT, dated as of August 10, 2021 (this “Agreement”), among SEQUENTIAL BRANDS GROUP, INC., a Delaware corporation (the “Borrower”), the Guarantors party hereto (together with the Borrower, individually, a “Loan Party”, and collectively, the “Loan Parties”), the lenders (the “Lenders”) under, and as defined in, the Credit Agreement (as hereinafter defined), comprising at least the Required Lenders, and BANK OF AMERICA, N.A., as administrative agent and collateral agent (in such capacities, the “Agent”).

WHEREAS, reference is made to that certain Limited Waiver Agreement dated as of July 2, 2021 (the “Limited Waiver”) by and among the Loan Parties, the Lenders party thereto, and Bank of America, N.A., as Agent, a copy of which is attached hereto as Annex A; and

WHEREAS, the waiver period under the Limited Waiver expires on the date hereof, and the Specified Defaults set forth in the Limited Waiver shall be continuing; and

WHEREAS, as a result of the existence of the Specified Defaults, the Agent and the Lenders have the right to cease making any Revolving Credit Extensions, to charge the Default Rate of interest under Section 2.07(b) of the Credit Agreement, to declare a Cash Control Event to have occurred and be continuing, to accelerate the time for payment of the Obligations and to exercise their rights and remedies upon default, including, without limitation, foreclosure upon the Collateral furnished to secure the Obligations; and

WHEREAS, as of the date hereof, the Loan Parties have delivered the Agent a fully underwritten commitment by one or more Lenders under the Second Lien Facility for a financing in an amount sufficient to repay the Obligations in full in cash and otherwise on terms reasonably acceptable to the Agent (the “Refinancing Commitment”) as referenced in the Limited Waiver, which Refinancing Commitment is in a form and substance acceptable to the Agent and the Lenders; and

WHEREAS, the Loan Parties have requested that the Agent and the Lenders party hereto (x) extend the Waiver Maturity Date set forth in the Limited Waiver and (y) extend the time for delivery of the Loan Parties’ financial statements for the Fiscal Quarter ended June 30, 2021, in each case through August 31, 2021.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.         Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Limited Waiver has the meaning assigned to such term in the Limited Waiver.

Section 2.         Extension of Limited Waiver. The Agent and the Lenders hereby agree, subject to the compliance by the Loan Parties with the terms and conditions set forth herein and in the Limited Waiver (as amended hereby), as follows:

(a)              The date set forth in clause (x) of the first paragraph of Section 2 of the Limited Waiver is hereby deleted in its entirety, and “August 31, 2021” is substituted in its stead.

(b)              Clauses (h) and (i) of Section 2 of the Limited Waiver are hereby deleted in their entire, and the following are substituted in their stead:

“(h)         [Reserved].

(i)            [Reserved].”

Section 3.          Extension of Time Period to Deliver Financial Statements. Notwithstanding the provisions of Section 6.02(b) of the Credit Agreement, the Agent and the Lenders hereby agree, subject to the compliance by the Loan Parties with the terms and conditions set forth herein and in the Limited Waiver (as amended hereby), that the time period for delivery by the Loan Parties of the financial statements required pursuant to Section 6.02(b) of the Credit Agreement for the Fiscal Quarter ended June 30, 2021 is hereby extended through August 31, 2021.

Section 4.         Waiver Fee. The Agent and the Lenders hereby agree that the Waiver Fee referenced in the Limited Waiver shall not be due and/or payable by any Loan Party.

Section 5.         Effect of Extension and Waiver; Etc. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or under any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or the Limited Waiver, or any other provision of the Credit Agreement, the Limited Waiver or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the foregoing, each Loan Party acknowledges and agrees that (a) the waiver of the Specified Defaults set forth in the Limited Waiver shall terminate upon the earlier to occur of (x) the Waiver Maturity Date (as amended hereby) and (y) the failure of the Loan Parties to comply in any material respect with each of their obligations set forth in Section 2 of the Limited Waiver (as amended pursuant to Section 2 of this Agreement), and (b) each Loan Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms. On and as of the date hereof, (i) this Agreement shall be part of the Limited Waiver and shall be a Loan Document and (ii) each reference in the Credit Agreement and the Limited Waiver to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any other Loan Document to “the Credit Agreement”, “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Credit Agreement shall refer to the Credit Agreement as amended hereby.

Section 6.         Extension Fee. In consideration of the extensions set forth in this Agreement, the Loan Parties shall pay to the Agent, for the ratable benefit of the Lenders party to this Agreement, an extension fee in an amount equal to $150,000 (the “Extension Fee”). The Extension Fee shall be fully earned, and due and payable, on the date hereof.

Section 7.         Governing Law; Waiver of Jury Trial. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Sections 10.07, 10.10, 10.14 and 10.15 of the Credit Agreement are hereby incorporated by reference herein mutatis mutandis.

Section 8.        Effectiveness. This Agreement shall become effective when the Agent shall have received (x) counterparts of this Agreement executed and delivered by a duly authorized officer of each of (i) the Loan Parties and (ii) Lenders constituting at least the Required Lenders and (y) reimbursement for all Credit Party Expenses due and owing under the Loan Documents, including, without limitation, reasonable attorneys’ fees to the extent provided in the Credit Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

SEQUENTIAL BRANDS GROUP, INC.,
as the Borrower

By:	/s/ Lorraine DiSanto
	Name:	Lorraine DiSanto
	Title:	Chief Financial Officer

GUARANTORS:

SQBG, INC.

By:	/s/ Lorraine DiSanto
	Name:	Lorraine DiSanto
	Title:	Chief Financial Officer

SEQUENTIAL LICENSING, INC.

By:	/s/ Lorraine DiSanto
	Name:	Lorraine DiSanto
	Title:	Chief Financial Officer

WILLIAM RAST LICENSING, LLC

By:	/s/ Lorraine DiSanto
	Name:	Lorraine DiSanto
	Title:	Chief Financial Officer

HEELING SPORTS LIMITED

By:	/s/ Lorraine DiSanto
	Name:	Lorraine DiSanto
	Title:	Chief Financial Officer

B®AND MATTER, LLC

By:	/s/ Lorraine DiSanto
	Name:	Lorraine DiSanto
	Title:	Chief Financial Officer

SBG FM, LLC

By:	/s/ Lorraine DiSanto
	Name:	Lorraine DiSanto
	Title:	Chief Financial Officer

SBG UNIVERSE BRANDS, LLC

By:	/s/ Lorraine DiSanto
	Name:	Lorraine DiSanto
	Title:	Chief Financial Officer

GALAXY BRANDS LLC

By:	/s/ Lorraine DiSanto
	Name:	Lorraine DiSanto
	Title:	Chief Financial Officer

THE BASKETBALL MARKETING COMPANY, INC.

By:	/s/ Lorraine DiSanto
	Name:	Lorraine DiSanto
	Title:	Chief Financial Officer

AMERICAN SPORTING GOODS CORPORATION

By:	/s/ Lorraine DiSanto
	Name:	Lorraine DiSanto
	Title:	Chief Financial Officer

LNT BRANDS LLC

By:	/s/ Lorraine DiSanto
	Name:	Lorraine DiSanto
	Title:	Chief Financial Officer

JOE’S HOLDINGS LLC

By:	/s/ Lorraine DiSanto
	Name:	Lorraine DiSanto
	Title:	Chief Financial Officer

GAIAM BRAND HOLDCO, LLC

By:	/s/ Lorraine DiSanto
	Name:	Lorraine DiSanto
	Title:	Chief Financial Officer

GAIAM AMERICAS, INC.

By:	/s/ Lorraine DiSanto
	Name:	Lorraine DiSanto
	Title:	Chief Financial Officer

SBG-GAIAM HOLDINGS, LLC

By:	/s/ Lorraine DiSanto
	Name:	Lorraine DiSanto
	Title:	Chief Financial Officer

BANK OF AMERICA, N.A. , as the Agent and a Lender

By	/s/ Roger Malouf
Name: Roger Malouf
Title: Senior Vice President

CITIZENS BANK, N.A., as a Lender

By	/s/ Peter Yelle
Name: Peter Yelle
Title: Senior Vice President